Exhibit  23.1
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                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of SafeGuard Health Enterprises, Inc. on Form S-8 of our report dated March 7, 2002, appearing in the Annual Report on Form 10-K of SafeGuard Health
Enterprises,  Inc.  for  the  year  ended  December  31,  2001.


/s/  Deloitte  &  Touche,  L.L.P.


DELOITTE  &  TOUCHE,  L.L.P.

Costa  Mesa,  California
August  27,  2002


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